                                                                   Exhibit 10.10

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT
                                   (SERIES E)

                                                     Dated as of October 1, 2000
                                                                 PPN:428234 AG 8

To the Purchaser Named in the
     Attached Supplemental
     Purchaser Schedule

Ladies and Gentlemen:

                  Reference is made to the Note Purchase Agreement dated as of March 15, 2000 between the Company and each of the Initial Purchasers named in Schedule A thereto (as amended by the First Amendment to Note Purchase Agreement dated as of June 15, 2000 and as supplemented by the Supplemental Note Purchase Agreements dated as of June 15, 2000 relating to the 8.11% Senior Notes, Series B, dated as of June 15, 2000 relating to the 7.93% Senior Notes, Series C, and dated as of October 1, 2000 relating to the 7.65% Senior Notes, Series D, the "Agreement"). Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                  As contemplated by Section 1.2 and Section 2.2 of the Agreement, the Company agrees with you as follows:

                  A. Authorization of the Subsequent Notes. The Company has
                     -------------------------------------
authorized the issue and sale of $15,000,000 aggregate principal amount of Subsequent Notes to be designated as its 7.90% Senior Notes, Series E, due October 15, 2010 (the "Series E Notes"). The Series E Notes will be dated the date of issue, will bear interest from such date at the rate of 7.90% per annum, payable semiannually in arrears on April 15 and October 15 in each year, commencing April 15, 2000, until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and Make-Whole Amount, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the due date for payment, whether by acceleration or otherwise, until paid, and shall be substantially in the form set out in Exhibit 2 to the Agreement, with appropriate insertions to reflect the terms and provisions set forth herein.

                  B. Sale and Purchase of Series E Notes. Subject to the terms
                     -----------------------------------
and conditions of the Agreement and herein set forth, the Company will issue and sell to the Supplemental Purchaser, and the Supplemental Purchaser will purchase from the Company, Series E Notes in the principal amount specified opposite its name in the Supplemental Purchaser Schedule attached as Schedule A hereto at the purchase price of

100% of the principal amount thereof. The sale and purchase of the Series E Notes shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the "Series E Closing") on October 16, 2000 or on such other Business Day thereafter as may be agreed upon by the Company and the Supplemental Purchaser. At the Closing the Company will deliver to the Supplemental Purchaser the Series E Notes to be purchased by it in the form of a single Note (or such greater number of Series E Notes in denominations of at least $500,000 as such Supplemental Purchaser may request) dated the date of the Series E Closing and registered in its name (or in the name of its nominee), against delivery by such Supplemental Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company (as specified in a notice to the Supplemental Purchaser at least three Business Days prior to the date of the Series E Closing).

         C.  Conditions of Series E Closing. The obligation of the Supplemental
             ------------------------------
Purchaser to purchase and pay for the Series E Notes to be purchased by it at the Series E Closing is subject to the satisfaction, prior to or at the Series E Closing, of the conditions set forth in Section 4 of the Agreement.

         D.  Prepayments. The Series E Notes are subject to prepayment only
             -----------
pursuant to the required prepayments, if any, specified below and to the optional prepayments permitted by Section 8.2 of the Agreement.

                   No regularly scheduled prepayments are due
                  on the Notes prior to their stated maturity.

         E.  Series E Notes Issued Under and Pursuant to Agreement. Except as
             -----------------------------------------------------
specifically provided above, the Series E Notes shall be deemed to be issued under and subject to, and to have the benefit of, all of the terms and conditions of the Agreement as the same may from time to time be amended and supplemented in the manner provided therein.

         F.  Representations and Warranties of the Company. The Company
             ---------------------------------------------
represents and warrants to the Supplemental Purchaser that each of the representations and warranties contained in Section 5 of the Agreement is true and correct as of the date hereof (i) except that all references to "Purchaser" and "you" therein shall be deemed to refer to the Supplemental Purchaser hereunder, all references to "this Agreement" shall be deemed to refer to the Agreement as supplemented by this Supplement, all references to "Notes" therein shall be deemed to include the Series E Notes, and (ii) except for changes to such representations and warranties, or the Schedules referred to therein, that are set forth in the attached Schedule 5.

         G.  Representations of the Supplemental Purchaser. The Supplemental
             ---------------------------------------------
Purchaser confirms to the Company that the representations set forth in Section 6 of the Agreement are true and correct as to such Supplemental Purchaser.

                  The execution by the Supplemental Purchasers shall constitute a contract between the Company and each Supplemental Purchaser for the uses and purposes set forth above. By its acceptance hereof, each Supplemental Purchaser shall also be deemed to have accepted and agreed to the terms and provisions of the Agreement as in effect on the date hereof.

                                HEWITT ASSOCIATES LLC


                                By:  /s/ C. Lawrence Connolly, III
                                     -------------------------------------------
                                Name:___________________________________________

                                Title:  Principal, Authorized Representative &
                                        ----------------------------------------
                                Assistant Secretary
                                ------------------------------------------------

The foregoing is agreed to
as of the date thereof.

PACIFIC LIFE INSURANCE COMPANY

By:  /s/ Cathy L. Schwartz
     --------------------------------
Name:________________________________

Title:  Assistant Vice President
        -----------------------------

By:  /s/ Audrey L. Milfs
     --------------------------------
Name:________________________________

Title:  Corporate Secretary
        -----------------------------

                                                                      SCHEDULE A

                         SUPPLEMENTAL PURCHASER SCHEDULE

                        INFORMATION RELATING TO PURCHASER

                                                           Principal Amount of
Name of Purchaser                                         Notes to be Purchased
-----------------                                               ---------
PACIFIC LIFE INSURANCE COMPANY                                  $8,000,000
                                                                $7,000,000

Register Note(s) in the name of: Mac & Co.

(1)  For physical delivery of Note:

     Mellon Securities Trust Company
     120 Broadway, 13/th/ Floor
     New York, NY 10271
     Attn: Robert Feraro (212) 374-1918
     A/C Name: Pacific Life General Acct
     A/C#: PLCF1810132

(2)  For payment of principal and interest:

     Federal Reserve Bank of Boston
ABA# 0110-0123-4/BOS SAFE DEP
     DDA 125261
     Attn: MBS Income CC: 1253
     A/C Name: Pacific Life General Account/PLCF1810132
     Regarding: Hewitt Associates LLC 7.9% Senior Notes, Series E, due October
                15, 2010; PPN: 42823# AG 8

(3) All notices of payments and written confirmations of such wire transfers to:

     Mellon Trust
     Attn: Pacific Life Accounting Team
     One Mellon Bank Center
     Room 0930
     Pittsburgh, PA 15258-0001

     And

     Pacific Life Insurance Company
     Attn: Securities Administration - Cash Team
     700 Newport Center Drive
     Newport Beach, CA 92660-6397

(4)  All other communications shall be addressed to:

     Pacific Life Insurance Company
     Attn: Securities Department
     700 Newport Center Drive
     Newport Beach, CA 92660-6397

Tax ID #95-1079000

                                                                      SCHEDULE 5

                                   CHANGES TO
                         REPRESENTATIONS AND WARRANTIES

                                  See Attached

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                          7.90% Senior Notes, Series E
                              due October 15, 2010

                                   SCHEDULE C
                              Existing Investments

Investments in Subsidiaries and Affiliates set forth in Schedule 5.4 and set forth below:

As of June 30, 2000

                                                                                         AMOUNT
ENTITY                                          COUNTRY                         (all in U.S. $)
Hewitt Associates Pty. Limited                  Australia                       $       624,367
Hewitt Associates SARL and
    Hewitt Associates LLC                       France                                6,746,606
Hewitt Associates GmbH                          Germany                               1,434,903
Hewitt Associates Srl                           Italy                                 1,578,501
Hewitt Associates Kabushiki
    Gaisya                                      Japan                                   486,114
Hewitt Associates Limited                       New Zealand                             456,065
Hewitt Associates Pte. Ltd.                     Singapore                             2,253,692
Hewitt Associates, S.A.                         Spain                                 5,009,624
Hewitt Associates Limited                       United Kingdom                       21,054,871
Annod Corp.                                     United States                                 0
Hewitt Services LLC                             United States                                 0
Hewitt Associates                               Canada                               61,493,899
Hewitt Associates de Mexico S. de
    R.L. de C.V. and Intergamma de
    Mexico S.C. and Hewitt
    Associates S.C.                             Mexico                                  754,230
Heijnis & Koelman, B.V. and
    Hewitt & Koelman International,
    B.V.                                        Netherlands                             531,506
Hewitt Associates, S.A.                         Belgium                                 534,007
PRASA Hewitt International A.G.                 Switzerland                           1,017,707
Hewitt Associates (Thailand)
    Limited                                     Thailand                                529,474
Hewitt Strat Asia, Inc.                         Philippines                             106,667
Hewitt Associates Caribe, Inc.                  Puerto Rico                             195,845
PT Hewitt Konsultan Indonesia                   Indonesia                             1,071,230

                                                                                         AMOUNT
ENTITY                                          COUNTRY                         (all in U.S. $)
Hewitt Associates (India) Pvt. Ltd.,
    formerly known as Noble &
    Hewitt(India) Pvt. Ltd.                     India                                 2,121,048
Hewitt Associates LLC Tucursal en
    Portugal                                    Portugal                                136,738
Hewitt Associates Sp. z o.o.                    Poland                                  550,142
Hewitt Associates S.C. Limitada                 Brazil                                        0
Hewitt Associates (Chile) Limitada              Chile                                   457,502
Hewitt Associates, S.A.                         Argentina                               356,388
Hewitt Associates LLC, Hewitt
    Associates Consulting
    (Shanghai) Co. and Ltd. Beijing
    Branch and Hewitt Associates
    Consulting(Shanghai) Co. Ltd.               China                                 3,185,050
Hewitt Associates GmbH                          Austria                                 202,560
Hewitt Associates                               Venezuela                                     0
Hewitt Associates Korea Yuhan
    Hoesa                                       South Korea                             352,838
Hewitt Associates SDN. BHD.                     Malaysia                                362,882
Hewitt/Loneanalyser A.B.                        Sweden                                   24,638
Miscellaneous investments, loans
    and advances                                                                      1,774,609
----------------------------------------------- -------------------------------------------------
Total                                                                          U.S.$115,403,699

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                          7.90% Senior Notes, Series E
                              due October 15, 2010

                                  SCHEDULE 5.4

(i) List of Subsidiaries of Company (exclusive of Subsidiaries which individually and in the aggregate are not Material)

     a)   Foreign subsidiaries

Country             City             Name                               Structure
Australia**         Sydney           Hewitt Associates Pty. Ltd.        Wholly-owned subsidiary of Hewitt
                    Melbourne                                           Associates LLC*
Belgium**           Brussels         Hewitt Associates, S.A.            Wholly-owned subsidiary of Hewitt
                                                                        Associates LLC*
Canada**            Toronto          3412822 Canada Inc.                Wholly-owned subsidiary of Hewitt
                                                                        Associates LLC(inactive)
Canada**            Toronto          3409635 Canada Inc.                Wholly-owned subsidiary of Hewitt
                                                                        Associates LLC
Canada**            Toronto          3038402 Nova Scotia                Wholly-owned subsidiary of
                                     Company                            Hewitt Associates LLC. Continuing
                                                                        from the amalgamation of 3025288
                                                                        Nova Scotia Company, James P.
                                                                        Marshall, Inc. and 976344 Ontario
                                                                        Limited as part of the James P.
                                                                        Marshall, Inc. acquisition.
Chile**             Santiago         Hewitt Associates (Chile)          99% Hewitt Associates LLC
                                     Limitada                           1% Hewitt Holdings LLC

China**             Shanghai         Hewitt Associates                  Wholly-owned subsidiary of Hewitt
                    Beijing          Consulting(Shanghai) Co. Ltd.      Associates LLC*
                    Hong Kong        Hewitt Associates LLC              Branch Office
France**            Paris            Hewitt Associates SARL             Wholly-owned subsidiary of Hewitt
                                                                        Associates LLC*
Germany**           Wiesbaden        Hewitt Associates GmbH             96.5% held by Hewitt Associates LLC
                                                                        and 3.5% held by Hewitt Holdings LLC
India**             Bangalore        Hewitt Associates (India) Pvt.     Wholly-owned subsidiary of Hewitt
                    Mumbia New       Ltd.                               Associates LLC (formerly known as
                    Delhi                                               Noble & Hewitt (I) Pvt. Ltd.)
Indonesia**         Jakarta          PT Hewitt Konsultan Indonesia      Wholly-owned subsidiary of Hewitt
                                                                        Associates LLC*
Italy**             Milan            Hewitt Associates Srl              Wholly-owned subsidiary of Hewitt
                                                                        Associates LLC*

--------
**Designates a Restricted Subsidiary.
*Wholly-owned" means that at least 99% of the ownership interest in these subsidiaries is held by Hewitt Associates LLC and affiliates.

Country             City             Name                               Structure
Japan**             Tokyo            Hewitt Associates Kabushiki        Wholly-owned subsidiary of Hewitt
                                     Gaisya                             Associates LLC*
Malaysia**          Kuala Lumpur     Hewitt Associates SDN. BHD         Wholly-owned subsidiary of Hewitt
                                                                        Associates LLC
Mexico**            Mexico City      Hewitt Associates de Mexico S.     Wholly-owned subsidiary of Hewitt
                                     de R.L. de C.V.                    Associates LLC (30 Darwin building
                                                                        holding co.)*
                                     Hewitt Associates S.C.             Partnership owned 99% by Hewitt
                                                                        Mexicana S. de R.L. de C.V. and 1%
                                                                        by Empressas Hewitt S. de R.L. de
                                                                        C.V.
                                     Hewitt Mexicana S. de R.L. de      Wholly-owned subsidiary of Hewitt
                                     C.V.                               Associates LLC (holding company)*
                                     Empresas Hewitt S. de R. L. de     Wholly-owned subsidiary of Hewitt
                                     C.V.                               Associates LLC* (created to hold
                                                                        interest in Hewitt Associates S.C.
                                                                        not held by Hewitt Mexicana S. de
                                                                        R.L. de C.V.)
New Zealand**       Wellington       Hewitt Associates Limited          Wholly-owned subsidiary of Hewitt
                                                                        Associates LLC*
Poland"             Warsaw           Hewitt Associates Sp. z o.o.       Wholly-owned subsidiary of Hewitt
                                                                        Associates LLC*
Portugal            Lisbon           Hewitt Associates, LLC Sucursal    Wholly-owned subsidiary of Hewitt
                                     en Portugal                        Associates LLC*
Singapore**         Singapore        Hewitt Associates Pte. Ltd.        Wholly-owned subsidiary of Hewitt
                                                                        Associates LLC*
South Korea**                        Hewitt Associates Korea Yuhan      Wholly-owned subsidiary of Hewitt
                                     Hoesa                              Associates LLC*
Spain**             Madrid           Hewitt Associates, S.A.            Wholly-owned subsidiary of Hewitt
                                                                        Associates LLC*
Thailand**          Bangkok          Hewitt Associates(Thailand)        Wholly-owned subsidiary of Hewitt
                                     Limited                            Associates LLC*
United Kingdom**    St. Albans       Hewitt Associates Limited          Wholly-owned subsidiary of Hewitt
                                                                        Associates LLC

b)   Other

     Annod Corp.**, a Delaware corporation (wholly-owned subsidiary of Hewitt Associates LLC)

     Hewitt Distributions LLC**, an Illinois limited liability company (99% held by Hewitt Associates LLC and 1% held by Annod Corporation, a Delaware Corporation)

     Hewitt Insurance Brokerage LLC**, an Illinois limited liability company (99% held by Hewitt Associates LLC and 1% held by Hewitt Holdings LLC)

(ii)   List of Affiliates of Company

       a)   Foreign affiliates

Country           City          Name                              Structure
Argentina         Buenos Aires  Hewitt Associates, S.A            40% held by Hewitt Associates LLC and 60%
                                                                  by Alberto Fastman
Austria           Vienna        Hewitt Associates GmbH            70% held by Hewitt Associates LLC and 30%
                                                                  owned by Paul Roettig
Brazil            Sao Paulo     Hewitt Associates S.C. Limitada   40% held by Hewitt Associates LLC , 59%
                                                                  held by shareholders of Huggard-Caine S.
                                                                  C. Ltda and I % held by Andrea Huggard-Caine

Canada            Toronto       Hewitt Associates                 Ontario general partnership comprised of
                  Calgary                                         Hewitt Associates LLC and professional
                  Vancouver                                       services corporations owned by Hewitt
                                                                  Holding LLC's Canada-based Owners

                                Hewitt Management Services L.P.   Ontario limited partnership of which
                                                                  3409635 Canada, Inc. is the general
                                                                  partner and the family trusts of each
                                                                  non-Vancouver Canadian owner is a limited
                                                                  partner. Provides management services to
                                                                  Hewitt Associates. (In process of being
                                                                  wound down).
                                Hewitt Management Ltd.            Owned by the family trusts of each
                                (formerly known as The Coles      Vancouver, Canadian owner. Provides
                                Group Consultants Ltd.)           management services to Hewitt Associates
                                                                  operations in Vancouver.
Czech Republic    Prague        Hewitt Associates GmbH,           Satellite office of Austrian company
                                organizacni slozka
Dominican         Santo         Hewitt Associates Latin           Wholly-owned by Hewitt Associates Caribe,
Republic          Domingo                                         Inc.
                                America, Inc.

Ireland           Dublin        Hewitt Associates Limited         Branch Office of Hewitt Associates Limited
                                                                  (United Kingdom)
Hungary           Budapest      see Austria                       Satellite office of Austrian Company
Mexico            Mexico City   Intergamma S. C.                  25% held by Hewitt Associates LLC and 75%
                                                                  held by 12 partners of Intergamma
Netherlands       Amsterdam     Hewitt & Koelman International,   50/50 joint venture between Hewitt
                  Eindhoven     BV. (HKI)                         Associates LLC and Heijnis & Koelman BV.
                  Rotterdam                                       The Dutch partner holds one preference
                  Utrecht                                         share.
Netherlands       Amsterdam     Heijnis & Koelman B.V.            30% held by Hewitt Associates LLC and 70%
                                                                  held by individual owners
Philippines       Manila        Hewitt Strat Asia Inc.            40% held by Hewitt Associates LLC and 60%
                                                                  held by Strat Asia, Inc.
Puerto Rico       San Juan      Hewitt Associates Caribe, Inc.    40% held by Hewitt Associates LLC, 55%
                                                                  held by Bettye Baldwin and S% held by
                                                                  Orlando Mercado

Slovenia          Ljubljana     see Austria                       Satellite office of Austrian Company
Sweden            Stockholm     Hewitt/Loneanalyser A.B.          49% Hewitt Associates LLC (490) shares)
                                                                  51% Loneanalyser A.B. (510 shares)
                                                                  Agreement signed May 1, 1999
Switzerland       Neuchatel     PRASA Hewitt International        Registered name PRASA HEWITT A.G.

Country           City          Name                              Structure
                  Geneva        A.G.(PHI)                         Hewitt Associates LLC in process of
                  Zurich                                          bringing 55.5% interest held by PRASA.
                                                                  363 shares transferred on 1/1/ of each
                                                                  year through 2009`
Venezuela         Caracas       Hewitt Associates                 Branch office of Hewitt Associates
                                                                  Caribe, Inc.

     b)   Other affiliates

          The Bayview Trust, an Illinois trust (100% of the beneficial interest held by Hewitt Holdings LLC);

          Overlook Associates, an Illinois partnership (51% held by Hewitt Holdings LLC and 49% held by Tower Parkway Associates);

          Hewitt Holdings LLC, an Illinois limited liability company (holder of 100% of interest in Hewitt Associates LLC, among other holdings;

          Hewitt Financial Services LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC) (formerly known as Hewitt Servces
          LLC);

          Hewitt Properties I LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

          Hewitt Properties II LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC).

          Hewitt Properties III LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

          Hewitt Properties IV LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

          Hewitt Properties V LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

          Hewitt Properties VI LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

          Hewitt Properties VII LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC); and

          Sageo LLC, a Delaware limited liability company (100% held by Hewitt Holdings LLC).

(iii)  List of Managers/Senior Officers of Company

Gerald I. Wilson                     Chairman of Executive Committee of Hewitt Holdings
Dale L. Gifford                      Chief Executive/Manager
John M. Ryan                         Chief Administrative Officer/Manager/Assistant Secretary
Dan DeCanniere                       Chief Financial Officer
Bryan Doyle                          Practice Leader for the Total Benefit Administration Services
Rosemary E. Tagge                    Secretary
C. Lawrence Connolly, III            General Counsel/Assistant Secretary/Manager
Peter E. Ross                        Assistant Secretary
Kent E. Levihn                       Director of Insurance

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                             HEWITT ASSOCIATES LLC
                                  $15,000,000
                          7.90% Senior Notes, Series E
                              due October 15, 2010

                                  SCHEDULE 5.5
                              Financial Statements

Audited consolidated balance sheets of Hewitt Associates, an Illinois limited liability company, and subsidiaries as of September 30, 1994 and 1993, and the related consolidated statements of income and cash flows for the years then ended.

Audited consolidated balance sheets of Hewitt Associates LLC, an Illinois limited liability company, and subsidiaries as of September 30, 1999, 1998, 1997, 1996 and 1995, and the related consolidated statements of income and cash flows for the years then ended.

Hewitt Associates LLC (Unaudited) Consolidated Balance Sheet, Statement of Operations, and Statement of Cash Flow for the periods ending December 31, 1999 and 1998, and March 31, 2000 and 1999, and June 30, 2000 and 1999.

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                          7.90% Senior Notes, Series E
                              due October 15, 2010

                                  SCHEDULE 5.15
                              Existing Indebtedness

                                  See Attached

HEWITT ASSOCIATES LLC
  SCHEDULE OF LOANS                                           Schedule 5.15
      UNAUDITED

                                                                                   ORIGINAL
                                                       LOAN                       BALANCE OR     BALANCE AS
             LENDOR                                    DATE          TYPE          AVAILABLE     OF 06/30/00
------------------------------------------------------------------------------------------------------------
LOANS:
-----
BANK OF AMERICA (SEE ATTACHED)                       9/30/1992     MULTI-CUR      10,000,000       7,471,495
REVOLVER LOANS (VARIOUS MATURITIES)                  5/28/1996     REVOLVER       70,000,000      57,000,000

                                                                                                 -----------
TOTAL REVOLVING CREDIT LOANS                                                                      64,471,495
                                                                                                 -----------

HARRIS BANK/BANK OF AMERICA/NATIONS BANK             5/28/1996       TERM         30,000,000      15,000,000

TOTAL UNSECURED BANK TERM LOANS                                                                   15,000,000

SENIOR NOTES                                         5/30/1996       TERM         50,000,000      50,000,000
SENIOR NOTES                                         3/30/2000       TERM         15,000,000      15,000,000
SENIOR NOTES                                         3/30/2000       TERM         35,000,000      35,000,000
                                                                                                 -----------

CAPITAL LEASES:
--------------
IBM 16                                                2/1/1998     CAP LEASE       4,216,625         621,530
IBM 17                                                2/1/1998     CAP LEASE         560,438          82,608
IBM 18                                                2/1/1998     CAP LEASE         427,000          62,940
IBM 20                                                9/1/1999     CAP LEASE       2,279,113         342,080
IBM 21                                               10/1/1998     CAP LEASE       6,615,000       2,808,808
IBM 22                                               1/15/1999     CAP LEASE       5,166,000       2,590,242
IBM 23                                               1/27/1999     CAP LEASE       4,275,000       2,548,285
IBM 24                                                6/4/1999     CAP LEASE       2,519,300       1,629,283
IBM 25                                               9/29/1999     CAP LEASE       1,387,750         882,883
IBM 26                                              10/15/1999     CAP LEASE       2,828,875       1,821,091
IBM 27                                              10/15/1999     CAP LEASE       1,441,125         498,645
IBM 28                                              10/25/1999     CAP LEASE       2,049,600       1,748,333
IBM 29                                               1/10/2000     CAP LEASE         889,233         648,032
IBM 30                                               1/12/2000     CAP LEASE         850,907         649,038
Siemens Rolm 1                                       9/30/1997     CAP LEASE       1,034,596         283,761
Siemens Rolm 1A                                      9/30/1997     CAP LEASE         759,734         208,280
Siemens Rolm 2                                       9/30/1997     CAP LEASE         180,501          52,904
Siemens Rolm 3                                       9/30/1997     CAP LEASE       1,095,828         299,943
Siemens Rolm 4                                        2/1/1998     CAP LEASE       1,788,501         759,762
Siemens Rolm 5                                        6/1/1998     CAP LEASE       1,066,067         541,673
Siemens Rolm 6                                        6/1/1998     CAP LEASE       1,438,024         701,407
Siemens Rolm 7                                        7/1/1998     CAP LEASE       1,005,632         532,510
Siemens Rolm 8                                        7/1/1998     CAP LEASE         880,400         466,196
Siemens Rolm 9                                        7/1/1998     CAP LEASE         941,061         498,317
Siemens Ro1m 10                                     11/30/1998     CAP LEASE         643,177         367,719
Siemens Rolm 11                                      8/17/1999     CAP LEASE         839,621         646,548
Siemens Rolm 12                                      8/17/1999     CAP LEASE         416,032         320,354
Siemens Rolm 13                                      9/13/1999     CAP LEASE         675,980         533,551
Siemens Rolm 14                                      9/13/1999     CAP LEASE         807,463         637,337
Siemens Rolm 15                                      9/13/1999     CAP LEASE       1,210,227         955,230
Siemens Rolm 16                                      9/13/1999     CAP LEASE       1,269,608       1,026,385
Siemens Rolm 17                                      9/29/1999     CAP LEASE       1,223,783         989,365
Siemens Rolm 18                                      9/29/1999     CAP LEASE       1,837,733       1,485,562
Siemens Rolm 19                                      9/29/1999     CAP LEASE       1,721,941       1,392,006
Siemens Rolm 20                                       1/3/2000     CAP LEASE          42,852          37,885
Siemens Rolm 21                                       1/3/2000     CAP LEASE          64,429          56,962
Siemens Rolm 22                                      3/31/2000     CAP LEASE       1,247,844       1,128,079
Siemens Rolm 23                                      3/31/2000     CAP LEASE       1,296,451       1,172,022
Siemens Rolm 24                                      3/31/2000     CAP LEASE       1,770,006       1,600,126

                                                                                                 -----------
TOTAL CAPITAL LEASES                                                                              33,627,682
                                                                                                 -----------

                                                                                                 -----------
TOTAL LOANS AND CAPITAL LEASES                                                                   213,099,177
                                                                                                 ===========

Bank of America Multi-Currency Credit Facility        Exhibit 1 to Schedule 5.15
As of                  30-Jun-00

                      Local   Local Currency                                  Interim                      Exchange   US Dollar
Borrower/Office     Currency      Amount       Borrow Date      Due Date     Int. Date    Interest Rate      Rate     Equivalent
--------------------------------------------------------------------------------------------------------------------------------
United Kingdom     GBP           500,000        6/12/2000      12/11/2000    9/11/2000       7.13000%       1.5115       755,750
United Kingdom     GBP           200,000         4/3/2000       10/2/2000     7/3/2000       7.22000%       1.5950       319,000
United Kingdom     GBP           350,000        4/10/2000       10/6/2000    7/10/2000       7.25000%       1.6100       563,500
United Kingdom     GBP           200,000        5/15/2000      11/13/2000    8/14/2000       7.24000%       1.5035       300,700
United Kingdom     GBP           270,000        5/22/2000      11/20/2000    8/21/2000       7.18000%       1.4815       400,005
United Kingdom     GBP           300,000         2/7/2000        8/7/2000     5/8/2000       7.14000%       1.6010       480,300
United Kingdom     GBP           950,000        2/18/2000       8/16/2000    5/18/2000       7.20000%       1.6100     1,529,500
France             FF          1,000,000        5/30/2000      11/27/2000    8128/2000       5.14750%       0.1396       139,552
France             FF          2,000,000         6/5/2000       12/4/2000     9/5/2000       5.42130%       0.1423       284,560
Singapore          S$          1,050,000         6/5/2000       12/4/2000     9/5/2000       3.56000%       0.5776       606,481
Hong Kong          HK$         1,000,000        6/12/2000      12/11/2000    9/11/2000       7.81000%       0.1283       128,320
Japan              JPY        30,000,000        3/17/2000       9/13/2000    6/15/2000       0.93000%       0.0095       284,738
Japan              JPY        30,000,000        4/24/2000      10/23/2000    7/24/2000       0.91000%       0.0095       283,688
Japan              JPY        20,000,000        5/31/2000      11/27/2000    8/29/2000       0.89130%       0.0093       186,133
Japan              JPY        70,000,000         6/5/2000      11/27/2000    8/29/2000       0.89250%       0.0092       644,864
Japan              JPY        20,000,000        6/19/2000      12/18/2000    9118/2000       0.96000%       0.0094       188,466
Japan              JPY        20,000,000        6/26/2000      12129/2000    9/25/2000       0.95000%       0.0096       191,939
Japan              JPY        20,000,000        2/18/2000       8/16/2000    5/18/2000       0.92000%       0.0092       184,000

                                                                                                                       ---------
                                                                                                           Total       7,471,495

                                       -2-